GENERAL	12 Months Ended
Dec. 31, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL
GENERAL

Golar LNG Partners LP (the “Partnership”, “we”, “our”, or “us”) was formed as an indirect wholly-owned subsidiary of Golar LNG Limited (“Golar”) in September 2007 under the laws of the Marshall Islands for the purpose of acquiring the interests in wholly-owned and partially owned subsidiaries of Golar.

During April 2011, we completed our initial public offering (“IPO”). In connection with the IPO, (i) we issued to Golar 23,127,254 common units and 15,949,831 subordinated units, representing a 98% limited partner interest in us; (ii) we issued to Golar GP LLC, a wholly-owned subsidiary of Golar and our general partner (the “General Partner”), a 2% general partner interest in us and 81% of our incentive distribution rights (“IDRs”); (iii) we issued to Golar LNG Energy Limited, a subsidiary of Golar (“Golar Energy”), 19% of the IDRs; (iv) Golar sold 13,800,000 common units to the public in the IPO and received gross proceeds of $310.5 million, all as further described in Note 3.

Under the Partnership Agreement, the general partner has irrevocably delegated to our board of directors the power to oversee and direct the operations, manage and determine the strategies and policies of the Partnership. During the period from the IPO in April 2011 until the time of our first annual general meeting (“AGM”) on December 13, 2012, Golar retained the sole power to appoint, remove and replace all members of our board of directors. From the first AGM, four of our seven board members became electable by the common unitholders and accordingly, from this date, Golar no longer retains the power to control the board of directors and, hence, the Partnership. As a result, we are no longer considered to be under common control of Golar, and from December 13, 2012, we no longer account for vessel acquisitions from Golar as transfers of equity interests between entities under common control.

As of December 31, 2015, we operated a fleet of six FSRUs and four LNG carriers. Our vessels operate under charter contracts with expiration dates between 2017 and 2025.

The consolidated financial statements have been prepared assuming that we will continue as a going concern. As of December 31, 2015, we recorded net current liabilities of $134.2 million. Included within current liabilities are: (i) mark-to-market valuations of our swap derivatives of $104.6 million (includes $89.0 million mark-to-market valuations for our cross-currency interest rate swap)maturing between 2018 and 2022 which we have no intention of terminating before maturity and hence realizing these liabilities prior to their maturity (see note 25); and (ii) deferred revenue of $11.0 million which relates to charter-hire received in advance from our charterers, thus, no cash outflows are expected in respect of these liabilities in the next twelve months.

In addition, the cash expected to be generated from operations (assuming the current rates earned from existing charters continues) will be sufficient to cover our operational cash outflows and our ongoing obligations under our financing commitments to service our debt interest, make scheduled loan repayments and pay cash distributions. Accordingly, as of April 29, 2016, we believe our current resources, including our undrawn revolving credit facilities of $53.5 million, are sufficient to meet our working capital requirements for at least the next twelve months.